UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2012

HMS Holdings Corp.

(Exact Name of Registrant as Specified in Charter)

New York	0-50194	11-3656261
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

401 Park Avenue South, New York, New York 10016

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (212) 725-7965

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01 Regulation FD.

On October 3, 2012, HMS Holdings Corp. (the “Registrant”) will host a conference call to discuss its revised guidance for 2012, preliminary revenue guidance for 2013 and the contract award from the Centers for Medicare and Medicaid Services (CMS) to perform the Coordination of Benefits and Medicare Secondary Payer Business Program Operations, described in more detail in Item 8.01 below.

2012 Revised Guidance

The Registrant is lowering 2012 guidance as follows.  For the full year, revenue guidance is adjusted from $500.0- $515.0 million, to a new range of $480.0 -$490.0 million, and GAAP earnings per share (EPS) guidance is changed from a range of $0.58-$0.64 to a range of $0.55-$0.60.  Adjusted EPS is changed from $0.91-$0.96 to a range of $0.85-$0.90.

Preliminary 2013 Revenue Guidance

For 2013, the Registrant expects revenue in the range of $600.0 - $620.0 million.

The information in this Item 7.01 is being “furnished” pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Use of Non-GAAP Financials

This Form 8-K includes references to adjusted EPS, which is a non-GAAP financial measure. Adjusted EPS represents EPS adjusted for stock-based compensation expense and amortization intangibles, and for the related taxes for these adjustments.

The Registrant uses this non-GAAP financial measure for internal management purposes, when publicly providing guidance on possible future results, and as a means to evaluate period-to-period comparisons. The Registrant’s management believes that this non-GAAP financial measure is a common measure used by investors and analysts to evaluate its performance. This non-GAAP financial measure is used in addition to and in conjunction with results presented in accordance with GAAP and reflects an additional way of viewing aspects of the Registrant’s operations that, when viewed with GAAP results, provides a more complete understanding of the results of operations and trends affecting the Registrant’s business. Adjusted EPS should be considered as a supplement to, and not as a substitute for, or superior to, EPS calculated in accordance with GAAP.

The Company will host a teleconference on Wednesday, October 3, 2012 at 5:15 PM ET. Individuals can access the webcast at http://investor.hms.com/events.cfm or listen to the call at (877) 303-7208. International participants can listen to the call at (224) 357-2389.

The webcast will be archived on the website at http://investor.hms.com/events.cfm. Individuals can listen to the replay at (855) 859-2056.  International participants can listen to the replay at (404) 537-3406.  The conference ID is 37730119. The replay will be available at 8:00 PM ET on October 3 through 11:59 PM ET on October 11, 2012.

Section 8 — Other Events

Item 8.01 Other Events.

On September 27, 2012, the Registrant’s wholly owned subsidiary, IntegriGuard LLC, which is doing business as HMS Federal, entered into a contract with CMS to perform the Coordination of Benefits and Medicare Secondary Payer Business Program Operations.

The contract has an initial term of one year and may be renewed by CMS for four additional one year periods.  The contract has a potential aggregate value over the full five years of up to $297.7 million.

Federal law provides that federal contract award decisions may be protested by other bidders.   Most commonly, such protests are filed by other bidders with the Federal Government Accountability Office (GAO) within the prescribed timeframe of ten days from the contract award date or the date of a debriefing, whichever is later. Any bid protests that are timely filed are required by law to be resolved by the GAO within 100 calendar days of the filing date. If a bid protest on the award of this contract to HMS Federal is timely filed and not overridden by CMS, HMS Federal’s performance of the contract will be automatically stayed until the bid protest has been resolved.

We cannot assure you that if a bid protest is filed, the protesting bidder will be unsuccessful in having the award of this contract to HMS Federal overturned.  If the award of this contract to HMS Federal is not protested or if it is protested and upheld in HMS Federal’s favor, we cannot assure you that the contract will run its full initial term or that CMS will exercise its options to renew.

Forward Looking Statements

This Current Report on Form 8-K (the “Report”) contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.  Such statements give our expectations or forecasts of future events; they do not relate strictly to historical or current facts.  Forward-looking statements can be identified by words such as “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes,” “will,” “target,” “seeks,” “forecast” and similar expressions and references to guidance.  In particular, these include statements relating to future actions, business plans, objects and prospects, and future operating or financial performance.  Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions.  Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. We caution you therefore against relying on any of these forward-looking statements.

Factors that could cause or contribute to such differences include, but are not limited to: regulatory actions, budgetary pressures and political influences that could affect the procurement practices and operations of healthcare organizations and agencies, reducing demand for our services; our ability to retain clients or the loss of one or more major clients; client dissatisfaction or early termination of contracts triggering significant costs or liabilities; the development by competitors of new or superior products or services; the emergence of new competitors, or the development by our clients of in-house capacity to perform the services we offer; all the risks inherent in the development, introduction, and implementation of new products and services; our ability to manage our growth and its demands on our resources and infrastructure; our ability to successfully integrate our acquisitions; our compliance with the covenants and obligations under the terms of our credit facility and our ability to generate sufficient cash to cover our interest and principal payments thereunder; variations in our results of operations; negative results of government reviews, audits or investigations to verify our compliance with contracts and applicable laws and regulations; changing conditions in the healthcare industry which could simplify the payment process and reduce the need for and price of our services; our ability to continue to secure contracts through the competitive bidding process and to accurately predict the cost and time to complete such contracts; our failure to comply with laws and regulations governing health data or to protect such data from theft and misuse; and, our ability to maintain effective information systems and protect them from damage or interruption.  A further description of these and other risks, uncertainties, and related matters can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which is available at www.hms.com under the “Investor Relations” tab.  Any forward-looking statements made by us in this Report speak only as of the date of this Report.  Factors or events that could cause actual results to differ may emerge from time to time and it is not possible for us to predict all of them.  We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 3, 2012

HMS HOLDINGS CORP.

By:	/s/ Walter D. Hosp
Walter D. Hosp
Chief Financial Officer